Exhibit 99.1

TLGY Acquisition Corporation Announces Receipt of Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

NEW YORK, New York, October 13, 2023 -- TLGY Acquisition Corporation (the “Company”) announced today that on October 9, 2023, the Company received a written notice (the “Notice”) from the staff of Nasdaq Regulation of The Nasdaq Global Market (“Nasdaq”) indicating that the Company is not currently in compliance with Listing Rule 5450(a)(2) of the Nasdaq Stock Market LLC Rules (the “Listing Rules”), which requires the Company to maintain a minimum of 400 total shareholders on a continuous basis.

In accordance with Rule 5810-1(2)(a) of the Listing Rules, the Company has been provided a period of 45 days to respond with a business plan that demonstrates how the Company expects to return to compliance with the minimum public shareholders requirement within 180 days of receipt of the Notice. The Company anticipates that it will satisfy this listing requirement within such time period once it consummates an initial business combination.

The Company intends to submit a business plan to return to compliance with the minimum public shareholders requirement within the required timeframe. The Listings Qualifications Department (the “Department”) of Nasdaq will review the business plan. If the Department accepts the business plan, the Company’s securities will remain listed on Nasdaq and will be subject to quarterly monitoring for compliance with such plan. If the Department does not accept the business plan, the Company will be subject to suspension and delisting procedures.

The Company’s ordinary shares, warrants and units, which trade under the symbols “TLGY,” “TLGYW” and “TLGYU,” respectively, will continue to be listed and traded on Nasdaq during the cure period, subject to the Company’s compliance with Nasdaq’s other applicable continued listing standards.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Current Report regarding TLGY and Verde’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including the Company’s ability to submit a business plan to regain compliance satisfactory to Nasdaq; the Company’s ability to evidence that it has at least 400 total shareholders; and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. You should carefully consider the foregoing factors and the other risks and uncertainties described in TLGY’s final proxy statement/prospectus to be contained in the Form S-4 registration statement, including those under “Risk Factors” therein, TLGY’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, TLGY’s initial public offering prospectus filed with the SEC on December 3, 2021, and other documents filed by TLGY from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TLGY and Verde assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY nor Verde gives any assurance that either TLGY or Verde will achieve its expectations.

About the Company

The Company is a blank check company sponsored by TLGY Sponsors LLC, whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The company intends to focus its search for an initial business combination on a promising global company—or a company with Asia linkages with the potential to become a global company—with a focus on biopharma or consumer businesses driven by enabling technology.

Contact

Jin-Goon Kim

Founder and Chief Executive Officer

c/o TLGY Sponsors LLC,

Flat A, 6/F, Ho Lee Commercial Building,

38-44 D’Aguilar Street,

Central, Hong Kong SAR

+852 9731 0995

mail@tlgyacquisition.com

Website: www.tlgyacquisition.com

2